UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: December 3, 2025

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $1 par value	DE	New York Stock Exchange
6.55% Debentures Due 2028	DE28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2025, the Board of Directors (the “Board”) of Deere & Company (the “Company”) increased the size of the Board from 10 to 11 directors and elected Brian Sikes to the Board effective December 4, 2025. Mr. Sikes is the Chair, President and Chief Executive Officer of Cargill, Incorporated (“Cargill”) headquartered in Minnetonka, Minnesota. Cargill is a multinational producer and marketer of food, agricultural, and industrial products and services. Mr. Sikes has also been appointed as a member of the Compensation and Corporate Governance committees.

There are no arrangements or understandings between Mr. Sikes and any other persons pursuant to which Mr. Sikes was selected as a director. The Company is not aware of any related party transactions or relationships between Mr. Sikes’ and the Company that would require disclosure under Item 404(a) of Regulation S-K.

In addition, on December 3, 2025, Raj Kalathur notified the Board of his intention to retire as President, John Deere Financial and Chief Information Officer for the Company, effective January 31, 2026.

Item 7.01Regulation FD Disclosure.

On December 4, 2025, the Company issued a press release relating to Mr. Sikes’ appointment, a copy of which is attached hereto and incorporated by reference as Exhibit 99.1.

The information in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the information by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Number	Description of Exhibit
99.1	Press Release dated December 4, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

Dated: December 4, 2025	By:	/s/ Kellye L. Walker
Kellye L. Walker
Corporate Secretary

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